EXHIBIT 99.1

                          $800,000,000 (APPROXIMATE)
                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-3

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

          In connection with the above-captioned offering to be issued pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997, the following sets forth statistical data and certain characteristics with respect to 77.61% of the Subsequent Contracts which have an aggregate principal balance of $237,513,314.97 as of the Cut-off Date (the "Contracts"). The following is provided in addition to the information regarding the Initial Contracts set forth in the Prospectus Supplement dated May 8, 1997. Capitalized terms defined herein but not otherwise defined shall have the meanings assigned to them in the Prospectus Supplement.

          The Contracts have an aggregate principal balance as of the Cut-off Date of $237,513,314.97. As of the Cut-off Date, a total of 362, or 9.87% by aggregate principal amount of the Contracts were Land-and-Home Contracts. Of the Contracts, a total of 399, or 6.80% by aggregate principal amount, are step-up rate Contracts. The contractual rate of interest (the "Contract Rate") of a step-up rate Contract steps up on a particular date from its initial Contract Rate. A total of 238 step-up rate Contracts, or 4.08% of the Contracts by aggregate principal amount, provide for two increases in the Contract Rate from the initial Contract Rate and the remaining step-up rate Contracts provide for a single increase in the Contract Rate. Of such step-up rate Contracts, all are still bearing interest at their initial Contract Rate (the period during which such Contracts bear interest at their initial Contract Rate being referred to herein as the "Low Rate Period"). During the Low Rate Period, the total amount and the principal portion of each Scheduled Payment is determined on a basis that would cause the Contract to be fully amortized over its term if the Contract were to bear interest during its entire term at its initial Contract Rate and were to have level payments over its entire term. The total amount and principal portion of each scheduled payment due after the end of the applicable Low Rate Period is determined on a basis that would cause the Contract (which would then be bearing interest at a stepped-up rate) to be fully amortized over its remaining term on a level-payment basis. Of the Contracts, the Low Rate Periods for those step-up rate Contracts providing for a single increase in the Contract Rate will end no earlier than April 1998 and no later than June 1998. The Contract Rates for such step-up rate Contracts will increase by either 2.26%, 2.51% or 2.76%.

Of the Contracts, the Low Rate Periods for those step-up rate Contracts providing for two increases in the Contract Rate will end in April 1998, and the period with the interim applicable Contract Rate will end in June 1998.
The Contract Rates for such step-up rate Contracts will increase first by 1.25% and then by an additional 1.25%. The increases in scheduled payments for all step-up rate Contracts range from $13.59 to $126.90 per month. The statistical information concerning the Contracts which is set forth below, to the extent it relates to the Contract Rates of the step-up rate Contracts, takes into account only their Contract Rates as of the Cut-off Date.

          The Contracts were originated between May 1987 and May 1997. Of the Contracts, approximately 77% of the aggregate principal amount is attributable to loans to purchase Manufactured Homes which were new and approximately 23% is attributable to loans to purchase Manufactured Homes which were used at the time the related Contract was originated. All Contracts have a Contract Rate of at least 3.98%. The Contracts have remaining maturities, as of the Date, of at least 24 months but not more than 360 months and original maturities of at least 24 months but not more than 360 months, and a weighted average remaining term to scheduled maturity, as of the Cut-off Date, of 286 months. The average remaining principal balance per Contract as of the Cut-off Date was $31,554.84 and the outstanding principal balances of the Contracts as of the Cut-off Date ranged from $3,059.00 to $153,034.01. The Obligors on the Contracts are located in 48 states. The Obligors on approximately 8.40% of the Contracts by remaining principal balance are located in North Carolina, 9.83% in Texas, 6.27% in Florida, 5.71% in Georgia, 7.04% in South Carolina and 5.88% in Alabama. No other state represented more than 5% of the Contracts. All of the Contracts had loan-to-value ratios at the time of origination of 95% or less.



     Set forth below is a description of certain additional characteristics of the Contracts.

                  GEOGRAPHICAL DISTRIBUTION CONTRACT OBLIGORS

                                                              AGGREGATE    % OF CONTRACT
                                                              PRINCIPAL       POOL BY
                                           % OF CONTRACT       BALANCE      OUTSTANDING
                            NUMBER OF    POOL BY NUMBER OF   OUTSTANDING     PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                          CUT-OFF DATE     CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                         --------------- ----------------- --------------- -------------
Alabama.................        454             6.04%      $ 13,954,494.61      5.88%
Alaska..................          1              .01             51,187.00       .02
Arizona.................        169             2.25          5,934,286.41      2.56
Arkansas................        211             2.80          6,083,060.33      2.50
California..............        132             1.75          4,450,108.13      1.87
Colorado................        163             2.17          5,728,128.36      2.41
Connecticut.............          1              .01             16,487.00       .01
Delaware................         32              .43            789,873.64       .33
Florida.................        418             5.56         14,901,727.93      6.27
Georgia.................        412             5.48         13,556,342.83      5.71
Idaho...................         41              .54          1,521,538.37       .64
Illinois................        130             1.73          3,694,829.47      1.56
Indiana.................        168             2.23          4,724,826.28      1.99
Iowa....................        119             1.58          2,831,869.10      1.19
Kansas..................         83             1.10          2,489,140.73      1.05
Kentucky................        196             2.60          4,763,678.05      2.01
Louisiana...............        221             2.94          5,938,814.34      2.50
Maine ..................         54              .72          1,625,726.87       .68
Maryland................         47              .62          1,148,790.84       .48
Massachusetts...........          2              .03             29,973.25       .01
Michigan................        308             4.09          8,908,656.01      3.75
Minnesota...............        153             2.03          4,216,365.55      1.78
Mississippi.............        198             2.63          5,529,749.31      2.33
Missouri................        250             3.32          6,848,238.74      2.88
Montana.................         68              .90          2,368,768.26      1.00
Nebraska................         37              .49          1,071,007.65       .45
Nevada..................         66              .88          3,576,253.18      1.51
New Hampshire...........         41              .54          1,103,071.08       .46
New Jersey..............          4              .05            134,586.30       .06
New Mexico..............        199             2.64          7,180,497.37      3.02
New York................         86             1.14          2,153,966.78       .91
North Carolina..........        575             7.65         19,943,669.12      8.40
North Dakota............         16              .21            491,734.37       .21
Ohio....................        153             2.03          3,790,791.28      1.60
Oklahoma................        168             2.23          5,239,219.97      2.21
Oregon..................         72              .96          3,181,295.50      1.34
Pennsylvania............         83             1.10          2,408,365.25      1.01
South Carolina..........        468             6.22         16,717,082.11      7.04
South Dakota............         42              .56          1,334,511.85       .56
Tennessee...............        272             3.61          7,204,109.00      3.03
Texas...................        679             9.03         23,372,969.82      9.83
Utah....................         35              .46          1,329,410.61       .56
Vermont.................         14              .19            421,204.05       .18
Virginia................        144             1.91          4,325,434.53      1.82
Washington..............         60              .80          2,442,954.61      1.03
West Virginia...........        106             1.41          2,779,628.87      1.17
Wisconsin...............        132             1.75          3,589,913.44      1.51
Wyoming.................         44              .58          1,614,984.82       .68
                             ------           ------       ---------------    ------
**Totals................      7,527           100.00%      $237,513,314.97    100.00%
                             ======           ======       ===============    ======

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1987....................            4                     $     58,083.00                               .02%
1988....................            6                           91,130.07                               .04
1989....................            6                          132,194.95                               .06
1990....................            5                          120,593.29                               .05
1991....................           16                          323,961.11                               .14
1992....................           24                          591,174.76                               .25
1993....................           13                          289,652.18                               .12
1994....................           52                        1,301,907.64                               .55
1995....................           72                        2,103,360.41                               .89
1996....................           42                        1,152,257.61                               .49
1997....................        7,287                      231,549,019.95                             97.39
                               ------                     ---------------                            ------
   Total................        7,527                     $237,513,314.97                            100.00%
                               ======                     ===============                           =======

--------
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

               DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......            378                          $  2,950,248.58                                 1.24%
    Between $10,000 and
     $19,999................          1,533                            23,296,748.52                                 9.81
    Between $20,000 and
     $29,999................          2,077                            52,077,048.31                                21.93
    Between $30,000 and
     $39,999................          1,644                            56,492,113.13                                23.79
    Between $40,000 and
     $49,999................            904                            40,425,012.71                                17.02
    Between $50,000 and
     $59,999................            556                            30,257,085.77                                12.74
    Between $60,000 and
     $69,999................            233                            15,018,310.41                                 6.32
    Between $70,000 and
     $79,999................            114                             8,471,377.62                                 3.57
    Between $80,000 and
     $89,999................             44                             3,753,469.70                                 1.58
    Between $90,000 and
     $99,999................             16                             1,500,060.20                                  .63
    Between $100,000 and
     $109,999...............             11                             1,158,552.88                                  .49
    Between $110,000 and
     $119,999...............             10                             1,158,149.84                                  .49
    Between $120,000 and
     $129,999...............              2                               241,040.09                                  .10
    Between $130,000 and
     $139,999...............              2                               271,056.68                                  .11
    Between $140,000 and
     $149,999...............              2                               290,006.52                                  .12
    Between $150,000 and
     $159,999...............              1                               153,034.01                                  .06
                                     ------                          ---------------                               ------
       Total................          7,527                          $237,513,314.97                               100.00%
                                     ======                          ===============                              =======

--------
(1) The largest original Contract amount is $153,034.01, which represents .06% of the aggregate principal balance of the Initial Contracts as of the Cut-off Date.

          DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                                AGGREGATE PRINCIPAL               % OF CONTRACT POOL BY
                                NUMBER OF CONTRACTS             BALANCE OUTSTANDING               OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)         AS OF CUT-OFF DATE              AS OF CUT-OFF DATE              BALANCE AS OF CUT-OFF DATE
------------------------        -------------------             -------------------             --------------------------
Less than 61%................         279                       $  6,389,807.70                         2.69%
   61% to 65%................          91                          2,292,709.74                          .97
   66% to 70%................         129                          3,469,155.47                         1.46
   71% to 75%................         181                          5,085,568.98                         2.14
   76% to 80%................         632                         18,619,888.34                         7.84
   81% to 85%................         774                         23,017,941.88                         9.69
   86% to 90%................       2,710                         89,538,208.83                        37.70
   91% to 95%................       2,731                         89,100,034.03                        37.51
     Over 95%................           0                                   .00                          .00
                                  -------                       ---------------                       ------
   Total.....................       7,527                       $237,513,314.97                       100.00%
                                  =======                       ===============                       ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                CONTRACT RATES

                                                                AGGREGATE PRINCIPAL                     % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS             BALANCE OUTSTANDING                     OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE              AS OF CUT-OFF DATE                    BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------             -------------------                   --------------------------
Less   than   5.00001%.......              3                    $    159,713.19                                  .07%
 5.00001% to  6.00000%.......             21                         934,282.96                                  .39
 6.00001% to  7.00000%.......            100                       6,388,816.91                                 2.69
 7.00001% to  8.00000%.......            281                      14,433,779.73                                 6.08
 8.00001% to  9.00000%.......            826                      37,219,918.42                                15.67
 9.00001% to 10.00000%.......            999                      37,067,457.85                                15.61
10.00001% to 11.00000%.......          1,806                      58,601,740.24                                24.67
11.00001% to 12.00000%.......          1,916                      54,080,150.78                                22.77
12.00001% to 13.00000%.......            838                      17,258,458.30                                 7.27
13.00001% to 14.00000%.......            593                       9,885,139.45                                 4.16
14.00001% to 15.00000%.......             17                         271,477.80                                  .11
15.00001% to 16.00000%.......            111                       1,073,156.82                                  .45
16.00001% to 17.00000%.......             16                         139,222.52                                  .06
Over 17.00000%                             0                                .00                                  .00
                                      ------                    ---------------                               ------
   Total................               7,527                    $237,513,314.97                               100.00%
                                      ======                    ===============                               ======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                                AGGREGATE PRINCIPAL                   % OF CONTRACT POOL BY
    MONTHS REMAINING            NUMBER OF CONTRACTS             BALANCE OUTSTANDING                   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE           AS OF CUT-OFF DATE              AS OF CUT-OFF DATE                  BALANCE AS OF CUT-OFF DATE
   ------------------           -------------------             -------------------                 --------------------------
Less than 31.................             2                     $     11,753.00                                    %*
   31 to  45.................            14                           99,624.90                                 .04
   46 to  60.................           167                        1,492,533.13                                 .63
   61 to  75.................            45                          503,836.75                                 .21
   76 to  90.................           275                        3,853,566.58                                1.62
   91 to 105.................            51                          614,698.31                                 .26
  106 to 120.................           546                        8,502,939.50                                3.58
  121 to 135.................             8                          188,646.90                                 .08
  136 to 150.................           196                        3,809,926.19                                1.60
  151 to 165.................            29                          721,019.31                                 .30
  166 to 180.................         1,372                       30,322,190.88                               12.77
  181 to 195.................            10                          297,600.42                                 .13
  196 to 210.................            23                          710,273.97                                 .30
  211 to 225.................            39                        1,273,589.83                                 .54
  226 to 240.................         1,425                       42,732,660.49                               17.99
  241 to 255.................             1                           29,627.46                                 .01
  256 to 270.................             4                          153,210.83                                 .06
  271 to 285.................            11                          386,598.64                                 .16
  286 to 300.................           808                       27,256,589.26                               11.48
  301 to 315.................             0                                 .00                                 .00
  316 to 330.................             0                                 .00                                 .00
  331 to 345.................            10                          413,091.10                                 .17
  346 to 360.................         2,491                      114,139,337.52                               48.07
                                     ------                     ---------------                              ------
   Total.....................         7,527                     $237,513,314.97                              100.00%
                                     ======                     ===============                              ======

* Indicates an amount greater than zero but less than .005% of the aggregate principal balance as of the Cut-off Date.